Exhibit 99.1
SUSQUEHANNA MEDIA CO. ANNOUNCES TENDER OF ALL OF ITS
OUTSTANDING 7-3/8% SENIOR SUBORDINATED NOTES DUE 2013
YORK, PA., February 1, 2006 — Susquehanna Media Co. (“Media”) announced today that, in connection with the previously announced cash tender offer and consent solicitation for its outstanding 7-3/8% Senior Subordinated Notes due 2013 (the “Notes”), as of 5:00 p.m., New York City time, on January 31, 2006 (the “Consent Payment Deadline”), Media received tenders and consents with respect to all $150.0 million aggregate principal amount of Notes outstanding. Media also announced today that it has determined the consideration to be paid for the Notes in the tender offer.
The total consideration, excluding accrued and unpaid interest, for each $1,000 principal amount of Notes validly tendered (and not validly withdrawn) on or prior to the Consent Payment Deadline is $1,081.76, which includes a $30.00 consent payment. The total consideration was determined using a yield equal to a fixed spread of 50 basis points plus the bid side yield to maturity of the 3.375% U.S. Treasury Note due February 15, 2008, which yield was determined as of 10:00 a.m., New York City time, on January 31, 2006. Noteholders who validly tendered their Notes will receive accrued and unpaid interest from the last interest payment date to, but not including, the applicable payment date. Media has accepted for purchase all Notes validly tendered and not withdrawn prior to the Consent Payment Deadline and anticipates that payment for such Notes will be made on or about Wednesday, February 1, 2006. As of the Consent Payment Deadline, Notes tendered could no longer be withdrawn and consents delivered could no longer be revoked.
Since all outstanding Notes were tendered and accepted for purchase, Media does not expect to execute a supplemental indenture, as described in the Offer to Purchase and Consent Solicitation Statement dated January 18, 2006, as supplemented.
Wachovia Securities is acting as exclusive dealer manager and solicitation agent for the Tender Offer and the Consent Solicitation. The information agent for the tender offer is Global Bondholder Services Corporation. The depositary for the tender offer is J.P. Morgan Trust Company, National Association. Questions regarding the Tender Offer and Consent Solicitation may be directed to Wachovia Securities’ Liability Management Group, telephone number 866-309-6316 (toll free) and 704-715-8341 (call collect), and Global Bondholder Services Corporation. Requests for copies of the Offer to Purchase and Consent Solicitation Statement and related documents may be directed to Global Bondholder Services Corporation, telephone number 866-540-1500 (toll free) and 212-430-3774 (call collect). Detailed contact information for J.P. Morgan Trust Company, National Association, is provided in the Offer to Purchase and Consent Solicitation Statement.
This announcement is not an offer to purchase, a solicitation of an offer to sell, or a solicitation of consents with respect to the Notes nor is this announcement an offer to sell or solicitation of an offer to purchase new securities. The Tender Offer and Consent Solicitation are made solely by means of the Offer to Purchase and Consent Solicitation Statement and the related Consent and Letter of Transmittal.

About Susquehanna Media Co.
Media is a diversified communications company with operations in radio broadcasting and cable television. Media is the largest privately-owned radio broadcaster and the 11th largest radio broadcaster overall in the United States of America based on estimated 2005 revenues by Kagan Research LLC. Media operates its radio business through Susquehanna Radio Corp. Media is also the 16th largest cable television multiple system operator in the United States of America based on subscribers as of December 31, 2004. Media operates its cable business through Susquehanna Cable Co. For more information, visit Media’s website at www.susquehannamedia.com.
Forward-Looking Statements
In addition to historical information, this press release contains certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of management’s views and assumptions regarding business performance as of the time the statements are made, and management does not undertake any obligation to update these statements. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed or incorporated by reference in this document (including statements as to “beliefs,” “expectations,” “anticipations,” “intentions” or similar words) and all statements which are not statements of historical fact. These forward-looking statements, together with other statements that are not historical, involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. Such risks, uncertainties, contingencies and other factors, many of which are beyond the control of Media, include, but are not limited to: the timely completion of Media’s disposition of its cable and radio business and the risks and uncertainties described in the Offer to Purchase and Consent Solicitation Statement under the headings “Forward-Looking Statements” and “Certain Significant Considerations” and in Media’s reports and filings with the Securities and Exchange Commission, particularly those discussed in its Form 10-K for the year ended December 31, 2004, as amended. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, Media’s actual results, performance or achievements could differ materially from those expressed in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, Media does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.